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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated May 19, 2000, included in SkyWest, Inc.'s Form 10-K for the year ended March 31, 2000 and to all references to our Firm included in this Registration Statement.



/s/ ARTHUR ANDERSEN LLP

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   Arthur Andersen LLP

Salt Lake City, Utah

August 8, 2000